DERIVED INFORMATION 8/23/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Deal Name:	HEAT 2005-7
Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)

	aggregate pool	group: ___1___	group: _____2_
gross WAC (%)	7.27%	7.27%	7.27%

wtd avg FICO	626	622	628
FICO < 600 (%)	31.9%	32.3%	31.7%
FICO 600-650 (%)	35.7%	40.7%	33.4%

wtd avg CLTV (%)	89.3%	87.4%	90.2%
CLTV = 80 (%)	8.9%	8.1%	9.3%
CLTV > 80.01 (%)	74.0%	70.8%	75.4%
LTV 95.01 -100 (%)	4.7%	5.0%	4.6%
Full Doc (%)	50.5%	61.5%	45.5%
Stated Doc (%)	27.3%	25.5%	28.2%

purch (%)	49.2%	20.3%	62.5%
CO refi (%)	44.0%	67.0%	33.4%
Own Occ (%)	95.2%	93.1%	96.2%
Prepay Penalty (%)	81.4%	83.3%	80.5%
wtd avg DTI (%)	41.6%	40.9%	41.9%
ARM ? (%)	88.4%	86.3%	89.4%
2/28 (%)	82.2%	79.8%	83.3%
3/27 (%)	5.2%	5.9%	4.9%
1st Lien (%)	96.5%	96.5%	96.5%
Avg Loan Balance	163,449	138,044	178,588
# of Loans	6,098	2,277	3,821
Loan Bal < $100k (%)	12.1%	14.9%	10.8%
Mtg Rates > 12% (%)	0.1%	0.2%	0.1%
Manuf Housing (%)	0.0%	0.0%	0.0%

(%) & largest state code	22.2%	18.4%	23.9%
silent 2nd (%)	43.0%	29.4%	49.2%
IO loans (%)	25.0%	19.1%	27.8%
5yr IO (%)	2.0%	1.7%	2.1%
2 yr IO (%)	21.0%	15.2%	23.6%
IO: FICO	658	647	662
IO LTV (%)	81.2%	81.4%	81.1%
IO DTI (%)	42.0%	40.2%	42.6%
IO full doc (%)	10.3%	11.0%	10.0%
IO: purch (%)	16.1%	5.1%	21.2%

HEAT 2005-7 Aggregrate

1. Miscellaneous Data -Total

	Total	Group1	Group2
GWAC	7.27	7.27	7.27
WA FICO	626	622	628
% FICO <600	31.9	32.3	31.7
% FICO 600-650	35.7	40.7	33.4
WA CLTV	89.3	87.4	90.2
% CLTV =80	8.9	8.1	9.3
% CLTV >80.01	74.0	70.8	75.4
% LTV 95.01-100	4.7	5.0	4.6
% Full Doc	50.5	61.5	45.5
% Stated Doc	27.3	25.5	28.2
% Purchase	49.2	20.3	62.5
% CO Refi	44.0	67.0	33.4
% OwnerOcc	95.2	93.1	96.2
% Prepay	81.4	83.3	80.5
% DTI	41.6	40.9	41.9
% ARM	88.4	86.3	89.4
% 2_28	82.2	79.8	83.3
% 3_27	5.2	5.9	4.9
% 1stLiens	96.5	96.5	96.5
Avg Loan Bal	163,449	138,044	178,588
# of Loans	6,098	2,277	3,821
% LoanBal<$100k	12.1	14.94	10.79
% CurrRate>12%	0.1	0.2	0.1
% MH	0.0	0.0	0.0
%Largest State	22.2	18.4	23.9
% Silent Second	43.0	29.4	49.2
% IO	25.0	19.1	27.8
% 2yr IO	2.0	1.7	2.1
% 5yr IO	21.0	15.2	23.6
IO WA FICO	658	647	662
IO WA LTV	81.2	81.4	81.1
IO WA DTI	42.0	40.2	42.6
IO % Full Doc	10.3	11.0	10.0
IO % Purchase	16.1	5.1	21.2

2. Interest Only Loans

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	83.7	8.0	658.4	81.2	42.0	41.1	64.4
Total:	83.7	8.0	658.4	81.2	42.0	41.1	64.4

3. FICO & Documentation

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.0	0.0	0.0	0.0	0.0	8.14	84,844	57.5	0.0	0.0
1 – 450	0.0	0.0	0.0	0.0	0.0	0.0	10.29	38,458	81.0	0.0	0.0
451 – 500	0.0	0.0	0.1	0.1	0.0	0.1	9.71	80,873	81.1	0.0	0.0
501 – 550	5.8	2.1	1.3	9.2	1.2	7.3	8.27	166,127	74.8	0.2	0.3
551 – 600	16.4	4.1	3.0	23.5	8.5	13.4	7.57	152,549	80.6	2.2	6.6
601 – 650	17.8	10.3	7.7	35.7	18.0	15.1	7.19	153,300	82.2	9.0	16.9
651 – 700	7.7	7.9	6.8	22.4	14.5	6.5	6.91	181,842	82.6	9.2	13.0
701 – 750	2.1	2.5	2.5	7.1	5.4	1.4	6.71	204,940	81.8	3.6	4.8
751 – 800	0.7	0.5	0.8	2.0	1.6	0.3	6.59	197,623	81.6	0.8	1.3
801 – 850	0.0	0.0	0.1	0.1	0.1	0.0	5.75	196,471	80.5	0.1	0.1
Total:	50.5	27.4	22.2	100.0	49.2	44.0	7.27	163,449	81.2	25.0	43.0

4. Original LTV and FICO

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 – 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	59,987	8.95	7.19	0.0	0.0	0.0	0.0
20.001 – 30.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	99,084	8.09	6.13	0.0	0.0	0.0	0.0
30.001 – 40.000	0.0	0.0	0.0	0.2	0.1	0.0	0.0	0.0	0.0	0.0	0.4	141,565	7.83	6.81	0.2	0.1	0.0	0.0
40.001 – 50.000	0.0	0.0	0.0	0.2	0.4	0.2	0.0	0.0	0.0	0.0	1.0	152,080	7.29	6.21	0.2	0.3	0.1	0.0
50.001 – 60.000	0.0	0.0	0.0	0.7	0.9	0.4	0.1	0.1	0.0	0.0	2.3	162,761	7.49	6.61	0.3	1.1	0.1	0.1
60.001 – 70.000	0.0	0.0	0.0	1.5	1.8	1.4	0.7	0.1	0.1	0.0	5.6	181,270	7.34	6.34	0.7	1.9	0.7	0.3
70.001 – 80.000	0.0	0.0	0.1	4.5	9.9	21.0	14.3	5.2	1.4	0.1	56.3	181,939	6.95	6.04	14.6	15.9	18.4	39.3
80.001 – 90.000	0.0	0.0	0.0	2.0	9.2	9.3	4.9	1.1	0.4	0.0	26.8	190,871	7.42	6.43	4.3	6.2	5.0	3.1
90.001 – 100.000	0.0	0.0	0.0	0.0	1.2	3.4	2.3	0.6	0.2	0.0	7.6	70,739	9.03	6.87	1.3	1.8	0.7	0.1
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	163,449	7.27	6.22	21.6	27.4	25.0	43.0

5. Balance and FICO

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Reduced	Stated	Interest	Silent
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Stated	Only	Second
1. – 50,000.	0.0	0.0	0.0	0.1	0.3	1.1	0.5	0.1	0.0	0.0	2.2	95.3	10.16	7.77	0.3	0.4	0.0	0.0
50,001. – 100,000.	0.0	0.0	0.1	1.2	3.1	3.8	1.6	0.4	0.1	0.0	10.3	82.0	8.10	6.73	1.7	1.8	0.5	4.6
100,001. – 150,000.	0.0	0.0	0.0	1.6	5.1	6.8	2.9	0.8	0.3	0.0	17.4	81.0	7.46	6.36	2.9	3.8	2.3	9.0
150,001. – 200,000.	0.0	0.0	0.0	1.7	4.4	6.3	3.4	1.1	0.2	0.0	17.1	79.7	7.16	6.20	3.8	4.0	3.7	7.6
200,001. – 250,000.	0.0	0.0	0.0	1.2	3.1	4.1	2.5	1.0	0.3	0.0	12.2	80.2	7.06	6.09	2.6	3.6	3.1	5.3
250,001. – 300,000.	0.0	0.0	0.0	0.7	2.9	3.6	2.6	0.7	0.3	0.0	10.7	80.9	7.02	6.17	2.8	3.0	3.3	4.1
300,001. – 350,000.	0.0	0.0	0.0	0.8	1.2	2.7	2.0	0.6	0.2	0.0	7.6	81.8	6.92	6.13	1.8	2.6	2.6	3.2
350,001. – 400,000.	0.0	0.0	0.0	0.5	1.1	2.2	1.9	0.5	0.2	0.0	6.4	81.6	6.86	6.02	1.6	2.2	2.8	2.8
400,001. – 450,000.	0.0	0.0	0.0	0.2	0.4	2.0	1.3	0.6	0.0	0.0	4.5	81.8	6.83	6.01	0.8	2.0	1.9	1.8
450,001. – 500,000.	0.0	0.0	0.0	0.3	0.7	1.2	1.5	0.6	0.0	0.0	4.3	82.2	6.86	6.04	1.0	1.6	2.0	1.9
500,001. – 550,000.	0.0	0.0	0.0	0.2	0.3	0.7	0.5	0.3	0.1	0.0	1.9	83.6	7.04	6.13	0.7	0.6	0.8	0.7
550,001. – 600,000.	0.0	0.0	0.0	0.1	0.2	0.4	0.6	0.1	0.1	0.0	1.5	82.6	6.94	6.04	0.6	0.5	0.7	0.8
600,001. – 650,000.	0.0	0.0	0.0	0.1	0.2	0.3	0.2	0.1	0.1	0.0	1.0	81.7	6.99	6.06	0.1	0.5	0.3	0.3
650,001. – 700,000.	0.0	0.0	0.0	0.1	0.2	0.3	0.5	0.1	0.0	0.0	1.2	82.7	6.87	6.00	0.3	0.3	0.6	0.5
700,001. – 750,000.	0.0	0.0	0.0	0.1	0.4	0.1	0.2	0.1	0.0	0.0	0.8	77.8	7.23	6.39	0.2	0.3	0.1	0.3
750,001. >=	0.0	0.0	0.0	0.2	0.1	0.2	0.1	0.1	0.0	0.0	0.8	62.7	7.07	5.75	0.3	0.1	0.2	0.0
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	81.2	7.27	6.22	21.6	27.4	25.0	43.0

6. Current Rate and FICO

																%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 - 5.00	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	80.0	4.82	5.44	220,649	0.0	0.0	0.0	0.1
5.01 - 5.50	0.0	0.0	0.0	0.0	0.1	0.6	0.6	0.6	0.1	0.0	2.0	79.3	5.37	4.42	285,092	0.3	0.0	1.1	1.3
5.51 - 6.00	0.0	0.0	0.0	0.1	0.7	2.3	3.0	1.1	0.4	0.1	7.7	79.0	5.83	5.10	230,853	1.7	1.5	3.0	4.5
6.01 - 6.50	0.0	0.0	0.0	0.2	2.1	5.7	5.4	1.7	0.4	0.0	15.5	79.8	6.31	5.52	213,106	3.6	4.0	6.2	9.1
6.51 - 7.00	0.0	0.0	0.0	0.9	5.0	10.3	5.9	2.1	0.6	0.0	24.8	80.2	6.80	5.91	200,526	5.2	7.3	7.6	12.9
7.01 - 7.50	0.0	0.0	0.0	1.1	4.7	7.2	3.2	0.5	0.2	0.0	16.9	80.5	7.28	6.40	186,854	3.9	5.1	3.4	7.6
7.51 - 8.00	0.0	0.0	0.0	1.8	5.1	4.9	2.0	0.5	0.1	0.0	14.4	81.8	7.77	6.80	167,487	3.0	4.3	2.5	4.5
8.01 - 8.50	0.0	0.0	0.0	1.8	2.1	1.6	0.5	0.2	0.0	0.0	6.3	81.4	8.30	7.09	146,157	1.6	1.5	0.7	1.5
8.51 - 9.00	0.0	0.0	0.0	1.5	1.9	1.1	0.4	0.1	0.0	0.0	5.0	83.3	8.76	7.59	134,042	1.1	1.5	0.4	1.1
9.01 - 9.50	0.0	0.0	0.0	0.6	0.7	0.4	0.2	0.1	0.0	0.0	2.0	84.3	9.28	8.02	83,576	0.3	0.6	0.1	0.3
9.51 - 10.00	0.0	0.0	0.0	0.7	0.4	0.7	0.5	0.1	0.0	0.0	2.4	89.8	9.84	8.60	66,892	0.3	0.8	0.0	0.2
10.01 - 10.50	0.0	0.0	0.0	0.1	0.2	0.3	0.3	0.1	0.0	0.0	1.0	94.4	10.32	9.02	51,505	0.3	0.2	0.0	0.0
10.51 - 11.00	0.0	0.0	0.0	0.2	0.2	0.4	0.2	0.0	0.0	0.0	1.0	91.7	10.81	7.41	53,074	0.2	0.3	0.0	0.0
11.01 - 11.50	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0	0.0	0.5	93.2	11.29	7.44	46,187	0.1	0.1	0.0	0.0
11.51 >=	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.3	88.8	11.96	6.99	41,364	0.1	0.1	0.0	0.0
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	81.2	7.27	6.22	163,449	21.6	27.4	25.0	43.0

7. Mortgage Rates & LTV

								LTV >		Avg		Avg	Reduced	Stated	Interest	Silent
Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	100.0	Total	FICO	Margin	Balance	Doc	Stated	Only	Second
4.501 - 5.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1	709	5.44	220,649	0.00	0.01	0.0	0.1
5.001 - 5.500	0.0	0.0	0.0	0.1	1.7	0.2	0.0	0.0	2.0	674	4.42	285,092	0.28	0.04	1.1	1.3
5.501 - 6.000	0.0	0.1	0.1	0.4	5.6	1.3	0.0	0.0	7.7	662	5.10	230,853	1.73	1.49	3.0	4.5
6.001 - 6.500	0.0	0.1	0.2	1.0	11.0	3.1	0.2	0.0	15.5	650	5.52	213,106	3.62	3.98	6.2	9.1
6.501 - 7.000	0.1	0.2	0.5	1.5	15.8	6.0	0.8	0.0	24.8	636	5.91	200,526	5.17	7.26	7.6	12.9
7.001 - 7.500	0.1	0.2	0.4	0.7	9.9	4.8	0.7	0.0	16.9	620	6.40	186,854	3.87	5.05	3.4	7.6
7.501 - 8.000	0.0	0.1	0.5	0.7	6.7	5.6	0.8	0.0	14.4	607	6.80	167,487	3.03	4.27	2.5	4.5
8.001 - 8.500	0.2	0.1	0.2	0.3	2.6	2.4	0.6	0.0	6.3	588	7.09	146,157	1.55	1.52	0.7	1.5
8.501 - 9.000	0.0	0.0	0.1	0.3	1.9	1.9	0.7	0.0	5.0	584	7.59	134,042	1.06	1.54	0.4	1.1
9.001 - 9.500	0.0	0.0	0.1	0.2	0.5	0.6	0.6	0.0	2.0	585	8.02	83,576	0.33	0.62	0.1	0.3
9.501 - 10.000	0.0	0.0	0.1	0.1	0.3	0.7	1.2	0.0	2.4	601	8.60	66,892	0.32	0.84	0.0	0.2
10.001 - 10.500	0.0	0.0	0.0	0.0	0.1	0.1	0.7	0.0	1.0	624	9.02	51,505	0.26	0.17	0.0	0.0
10.501 - 11.000	0.0	0.0	0.0	0.1	0.1	0.1	0.8	0.0	1.0	609	7.41	53,074	0.21	0.32	0.0	0.0
11.001 - 11.500	0.0	0.0	0.0	0.1	0.0	0.0	0.4	0.0	0.5	602	7.44	46,187	0.13	0.14	0.0	0.0
11.501 >=	0.0	0.0	0.0	0.1	0.0	0.0	0.2	0.0	0.3	581	6.99	41,364	0.07	0.10	0.0	0.0
Total:	0.4	1.0	2.3	5.6	56.3	26.8	7.6	0.0	100.0	626	6.22	163,449	21.63	27.35	25.0	43.0